Ex 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John H. Zoeller, certify that:

(1)
the Annual Report on Form 10-K of the registrant for the annual period ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: November 14, 2013	By:	Principal Financing & Accounting Officer
/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer